UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 28, 2017

Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company		☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
a) On April 28, 2017, Kellogg Company held its Annual Meeting of Shareowners.
b) John Bryant, Stephanie Burns, Richard Dreiling, and La June Montgomery Tabron were re-elected for a three-year term.
Six matters were voted on at the 2017 Annual Meeting: the re-election of the four directors described in (b) above; an advisory resolution to approve executive compensation; an advisory resolution on the frequency of an advisory resolution on executive compensation; the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017; approval of the Kellogg Company 2017 Long-Term Incentive Plan; and a Shareowner proposal to amend the proxy access bylaw. The final results of voting on each of the matters submitted to a vote of Shareowners are as follows.

1. Election of Directors	For	Withheld	Broker Non-Votes
John Bryant	270,423,729	8,985,988	32,907,214
Stephanie Burns	276,576,878	2,832,839	32,907,214
Richard Dreiling	277,250,953	2,158,764	32,907,214
La June Montgomery Tabron	277,479,606	1,930,111	32,907,214

	For	Against	Abstentions	Broker Non-Votes
2. Advisory resolution to approve executive compensation	271,443,021	7,093,364	873,332	32,907,214

3. Advisory vote on the frequency of an advisory vote on executive compensation	1 Year	2 Years	3 Years	Abstentions
	259,468,918	671,499	18,599,957	709,343

	For	Against	Abstentions
4. Ratification of independent registered public accounting firm	308,325,589	3,314,709	676,633

	For	Against	Abstentions	Broker Non-Votes
5. Approval of the Kellogg Company 2017 Long-Term Incentive Plan	262,402,767	15,787,671	1,219,279	32,907,214

	For	Against	Abstentions	Broker Non-Votes
6. Shareowner proposal to amend the proxy access bylaw	50,574,112	226,726,975	2,108,630	32,907,214

d) Consistent with a majority of the votes cast with respect to (b)(3) above and with the recommendation of the Company's Board of Directors, Kellogg will hold a shareowner advisory vote on the compensation of Kellogg's named executive officers annually until the next required vote on the frequency of shareowner votes on the compensation of Kellogg's named executive officers as required pursuant to Section 14(A) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

Date: May 2, 2017	/s/ Gary H. Pilnick
Name: Gary H. Pilnick
Title: Vice Chairman